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                                                                     EXHIBIT 3.1

            DEAN HELLER
            Secretary of State

            206 North Carson Street
            Carson City, Nevada 89701-4299
            (775) 681-5708

ARTICLES OF ORGANIZATION
LIMITED-LIABILITY COMPANY
  (PURSUANT TO NRS 85)

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Important Read attached instructions before completing form.    ABOVE SPACE IS FOR OFFICE USE ONLY
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1. NAME OF LIMITED-
   LIABILITY COMPANY     Bois d'Arc Energy, LLC


2. RESIDENT AGENT        National Registered Agents, Inc. of NV
   NAME AND STREET       Name
   ADDRESS:

                         1000 East Williams Street, Suite 204     Carson City   NEVADA        89701
                         Physical Street Address                  City                        Zip Code

                         Additional Mailing Address               City          State         Zip Code

3. DISSOLUTION DATE:     Latest Date upon which the company is to dissolve (if existence is not perpetual):

4. MANAGEMENT            Company shall be managed by        X Manager(s) OR          [ ] Members

   NAMES, ADDRESSES OF   M. Jay Allison
   MANAGER(S) OR         Name
   MEMBERS:              5300 Town and Country Blvd., Suite 500   Frisco   TX                 75034
                         Address                                  City     State              Zip Code

                         Roland Burns
                         Name
                         5300 Town and Country Blvd., Suite 500   Frisco   TX                 75034
                         Address                                  City     State              Zip Code

5. NAMES, ADDRESSES      Roland Burns                     Signature  /s/Roland O. Burns
   AND SIGNATURE OF      Name                                      ---------------------------------
   ORGANIZERS            ______________                           Frisco   TX                 75034
                         5300 Town and Country Blvd., Suite 500   City     State              Zip Code
                         Address

6. CERTIFICATE OF        I hereby accept appointment as Resident Agent for the above named limited-liability company.
   ACCEPTANCE OF
   APPOINTMENT OF        /s/ Paul J. Hagan
   RESIDENT AGENT        ----------------------------------

                         Authorized Signature of R.A. or On Behalf of R.A. Company      Date June 17, 2004

                         Paul J. Hagan, Assistant Secretary
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